UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
_______________________
Date of Report:  June 6, 2011
(Date of earliest event reported)

CAPSTONE THERAPEUTICS CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-21214	86-0585310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1275 West Washington Street, Suite 101, Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(602) 286-5520

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 4.01	Changes in Registrant’s Certifying Accountant

Item 9.01	Financial Statements and Exhibits

Signatures

Exhibit 16.1

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01                      Changes in Registrant’s Certifying Accountant

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On June 6, 2011, Capstone Therapeutics Corp. (the “Company”) dismissed Ernst & Young LLP, (“EY”) as its independent registered public accounting firm. The decision to dismiss EY was initiated and approved by the Audit Committee of the Company’s Board of Directors.

EY’s audit reports on the Company’s financial statements for the two most recent fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles.  EY’s audit report for the Company’s financial statements for the year ended December 31, 2010, was qualified or modified as the uncertainty with regard to the exercise of the put rights raised substantial doubt about the Company’s ability to continue as a going concern. Our Form 10-Q filed with the Securities Exchange Commission on May 13, 2011, disclosed that at March 31, 2011, the uncertainty with regard to the exercise of the put rights no longer raises substantial doubt about the Company’s ability to continue as a going concern.  EY’s audit report for the Company’s financial statements for the year ended December 31, 2009 was not qualified or modified as to uncertainty.  During the Company’s two most recent fiscal years and in the subsequent interim period from January 1, 2011 through June 6, 2011, there were (i) no disagreements between the Company and EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.  The Company has provided EY with a copy of this disclosure and has requested that EY furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not EY agrees with the above statements.  A copy of such letter dated June 10, 2011 from EY is filed as Exhibit 16.1 to this Form 8-K.

(b)  Engagement of New Independent Registered Public Accounting Firm.

On June 10, 2011, the Company engaged Moss Adams LLP (“MA”) as its new independent registered public accounting firm.  The decision to engage MA was approved by the Audit Committee of the Company’s Board of Directors.

During the Company’s two most recent fiscal years and in the subsequent interim period from January 1, 2011 through June 6, 2011, neither the Company nor anyone acting on its behalf consulted with MA regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.          Description

16.1                      Letter from Ernst & Young LLP to the Securities and
                             Exchange Commission dated June 10, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 10, 2011                                                                           CAPSTONE THERAPEUTICS CORP.

/s/ John M. Holliman, III
John M. Holliman, III
Executive Chairman